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                                                                   EXHIBIT 10.36



                      THE ESOP LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.

                                       AND

                  THE RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                         EMPLOYEE STOCK OWNERSHIP TRUST








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                        ESOP LOAN AND SECURITY AGREEMENT


         THIS AGREEMENT, is dated May 3, 1996 by and between RESOURCE BANCSHARES MORTGAGE GROUP, INC. (the "Company") and the RESOURCE BANCSHARES MORTGAGE GROUP, INC. EMPLOYEE STOCK OWNERSHIP TRUST, a trust established under the laws of the State of New York (the "Borrower").


         BACKGROUND. Using funds borrowed from the Company, the Borrower has previously purchased shares of capital stock of the Company. The Company has agreed to loan additional funds to the Borrower (the "ESOP Loan") to enable the Borrower to purchase additional shares of the capital stock of the Company (the "Shares") from shareholders of the Company.

         NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:


ARTICLE I.  DEFINITIONS.

         As used herein:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning set forth in ARTICLE V of this Agreement.

         "Laws" means all ordinances, statutes, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or of any court or similar entity established by any thereof.

         "ESOP Note" shall mean a secured promissory note which is issued by the Borrower to evidence any indebtedness incurred by the Borrower to the Company to purchase additional shares of capital stock of the Company (the "Shares").

         "Obligations" means the obligation of the Borrower to pay the principal of and interest on an ESOP Note in accordance with the terms thereof and to satisfy all of its



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other liabilities hereunder to the Company, including any extensions, modifications, or renewals thereof and substitutions therefor.

         "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court or government or political subdivision or agency thereof.

         "Plan" means the Resource Bancshares Mortgage Group, Inc. Employee Stock Ownership Plan, effective as of January 1, 1994.

         "Rate" means the interest rate set forth in each ESOP Note.


ARTICLE II.  THE LOAN.

         2.01 General Terms. Subject to the terms and conditions of this Agreement, the Company agrees to make one or more term loans to the Borrower, each to be evidenced by and payable as provided in a separate ESOP Note.

         2.02 Payment and Prepayment. The Borrower shall repay the principal balance of each ESOP Note (plus accrued interest thereon) at the times and in the amounts set forth in that ESOP Note. The Borrower may prepay without penalty the principal amount of each ESOP Note outstanding in whole or, from time to time, in part. All such partial prepayments shall be applied against the installments of principal in the inverse order of their maturity.

         2.03 Interest Rate and Payments of Interest. Interest on the principal balance of each ESOP Note from time to time outstanding will be payable at the Rate, and calculated on the basis of a 360-day year, counting the actual number of days elapsed, and shall be payable in arrears at the same time that principal payments (including any prepayments) are made.

         If, at any time, the Rate shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by applicable Laws, then, for such time as the Rate is deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permissible under such Laws.

         2.04 Order of Payment. Payments under each ESOP Note shall be applied first against any interest accrued as of the date of such payment, and then against the outstanding principal balance. If more than one ESOP Note is outstanding, the Borrower shall designate which ESOP Note each payment shall be applied against. If the Borrower




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shall fail to make such a designation, then such payment shall be applied against the oldest ESOP Note with a principal balance outstanding at the time of such payment.

         2.05 Payment to the Company. All sums payable to the Company hereunder and on each ESOP Note shall be paid directly to the Company in immediately available funds. The Company shall, at the Borrower's request, provide the Borrower from time to time with statements of all amounts due under each ESOP Note.

         2.06 Limitation on Repayment. The indebtedness reflected by each ESOP
Note is intended to be an "exempt loan" within the meaning of Section 4975(d)(3) of the Code and Section 408(b)(3) of the ERISA. Accordingly, subject to the provisions of Section 6.03, payments of principal and interest shall not exceed the sum of all contributions (excluding any contributions of capital stock of the Company) that are made to the Borrower by the Company to enable the Borrower to meet its obligations under this Agreement and on each ESOP Note, any earnings on such Company contributions and any cash dividends on the Shares purchased with the proceeds thereof (whether or not such Shares have been released from pledge under Section 6.02 at the time the dividend is paid, but subject to the requirements of Section 404(k) of the Code), less payments made in prior years. The Company shall have no recourse against the Borrower other than (a) cash contributions that are made to the Borrower by the Company to enable the Borrower to meet its obligations with respect to a particular ESOP Note, (b) any earnings attributable to the investment of such cash contributions, (c) any cash dividends on the Shares purchased with the proceeds thereof, and (d) the Shares remaining subject to pledge under this Article II but only to the extent permitted under Section 6.03.


ARTICLE III. THE BORROWER'S AND THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

         3.01 Borrower. To induce the Company to enter into this Agreement, the Borrower represents and warrants to the Company as follows:

              (A) The Borrower has the power and authority to execute, deliver and perform its obligations under this Agreement and each ESOP Note, and to incur the Obligations herein and therein provided for, and has taken all action necessary to authorize the execution, delivery and performance of this Agreement.

              (B) Neither the execution nor the delivery of this Agreement by the Borrower will constitute a default under or conflict with any agreement, contract, document, or instrument to which the Borrower now is a party.



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              (C) There is no litigation or proceeding pending against the
Borrower, or to the knowledge of the Borrower, threatened that, if decided adversely to the Borrower, would have a material adverse effect upon its financial condition.

         3.02 Company. To induce the Borrower to enter into this Agreement, the Company represents and warrants to the Borrower as follows:

              (A) Corporate Authority. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The Company has taken all corporate action to authorize the execution of this Agreement. This Agreement has been duly executed and delivered on behalf of the Company by the authorized corporate officers.

              (B) Compliance with Laws and Obligations. Neither the execution of this Agreement by the Company nor the fulfillment of any of the Company's obligations under this Agreement will conflict with, or result in a breach or violation of, or constitute a default under any law, rule, regulation, order, injunction or decree of any court, and binding on the Company, or any other obligation, loan, contract or agreement of the Company.

         3.03 Survival. All of the representations and warranties set forth in Paragraphs 3.01 and 3.02 shall survive until all Obligations are satisfied in full.


ARTICLE IV.  THE BORROWER'S AND THE COMPANY'S COVENANTS.

         The Borrower and the Company do hereby covenant and agree that, so long as any of the Obligations remain unsatisfied, they will comply with the following covenants:

         4.01 Borrower.

              (A) Use of Proceeds. All of the proceeds of a loan represented by each ESOP Note shall be used by the Borrower solely to acquire Shares. Such purchase shall be made in a lawful manner, consistent with the fiduciary requirements of ERISA and the prohibited transaction requirements of the Code. In the event that the Borrower shall for any reason fail to use all of such proceeds within a reasonable time after their draw (within the meaning of Treas. Reg. ss. 54.4975-7(b)(4)) for the purchase of Shares, the Borrower shall promptly return such unused proceeds to the Company, in accordance with the loan prepayment provisions of this Agreement.



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              (B) Continued Qualification. The Borrower will at all times operate in a manner resulting in the Plan's continued qualification under Sections 401(a) and 4975(e)(7) of the Code.

              (C) Records. The Borrower at all times will keep accurate and complete records of its affairs and the Pledged Shares. The Company or its agents shall have the right to inspect, audit, check, and make extracts from the books, records, journals, orders, receipts, correspondence, and other data of the Borrower.

         4.02 Company.

              (A) Payment of Costs Incurred by the Borrower. The Company will pay all reasonable costs, expenses and fees incurred by the Borrower and by the Trustee of the Borrower in connection with this Agreement.

              (B) Contributions. The Company will make cash contributions to the Borrower in such amounts and at such times which, when combined with any cash dividends which it pays on the Shares purchased therewith, will be sufficient to enable the Borrower to timely make all principal and interest payments on each ESOP Note. A contribution or dividend by the Company to enable the Borrower to make any given payment shall be made sufficiently prior to the date such payment is due to provide for timely payment on each ESOP Note and shall be made in immediately available funds.


ARTICLE V.  EVENT OF DEFAULT.

         If the Borrower shall fail to pay when due any installment of principal or interest payable under an ESOP Note, or if there shall be any breach by Borrower of any covenant, agreement, condition precedent, or undertaking of Borrower contained in this Agreement or an ESOP Note, there shall be an Event of Default hereunder with respect to that ESOP Note.


ARTICLE VI.  PLEDGE OF SHARES, REMEDIES.

         6.01 Pledge. To secure the payment and performance of its Obligations hereunder and under each ESOP Note, Borrower hereby assigns, transfers and pledges the Shares (the "Pledged Shares") purchased with the proceeds of that ESOP Note to the Company. Collateral shall be released from this pledge automatically in accordance with the formula prescribed in Section 6.02. The Company, as pledgee, may at its discretion require the Borrower to deliver custody of some or all of the Pledged Shares to the Company prior to its release, and shall have full power to assign its rights or prospective rights as Pledgee.




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Prior to the occurrence of an Event of Default, the Borrower shall be entitled to collect and receive all dividends, income, installment sale proceeds, revenue, and profits accruing with respect to the Pledged Shares, and shall have full power with respect to the voting, sale, and other exercise of discretionary shareholder rights with respect to the Pledged Shares.

         6.02 Release. As of each Valuation Date (as defined in the Plan) during the term of each ESOP Note, a number of the Pledged Shares attributable thereto shall be released from pledge hereunder and delivered by the Company to the Borrower. The number of Pledged Shares to be so released shall be calculated by multiplying the number of such Pledged Shares held by the Company under that ESOP Note (immediately before the release) by a fraction: the numerator of the fraction shall be the amount of principal and interest paid with respect to that ESOP Note for the fiscal year ending on that date; the denominator of the fraction shall be the sum of the numerator and the remaining payments of principal and interest thereon.

         6.03 Remedies. In the case of an Event of Default, the sole remedy of the Company shall be as set forth in this Section 6.03. In the case of an Event of Default, the Company as pledgee shall be entitled to realize upon the Pledged Shares securing the ESOP Note which is subject to the Event of Default up to but not exceeding the amount of Borrower's failure to meet the required payment schedule under that ESOP Note (and not considering any acceleration thereof). The Company as pledgee is entitled to sell at public or private sale or otherwise dispose of any part of such Pledged Shares up to the amount of the Borrower's failure to meet the required payment schedule hereunder, and after deducting from the proceeds of such sale or other disposition all expenses (including reasonable expenses for legal services), the Company may apply any such proceeds toward the satisfaction of the Obligations, up to the amount of the Borrower's failure to meet the required payment schedule hereunder. Any remainder of the proceeds after satisfaction of the Event of Default shall be distributed as required by applicable laws. Notice of any sale or other disposition shall be given to the Borrower at least 30 business days before the time of any such sale or disposition, which the Borrower hereby agrees shall be reasonable notice of such sale or disposition. Subsequent to the occurrence of an Event of Default, Company shall be entitled to collect and receive all dividends, income, installment sale proceeds, revenue, and profits accruing with respect to the Pledged Shares securing that ESOP Note, to be applied against the Obligations as described herein, and shall have full power with respect to the voting, sale, and other exercise of discretionary shareholder rights with respect to that portion of the Pledged Shares the fair market value of which is not in excess of the Borrower's failure to meet the required payment schedule on that ESOP Note.

         6.04 No Waivers. No delay or omission by the Company to exercise any right or remedy shall impair any other right or remedy or be construed to be a waiver of any




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default or an acquiescence therein. Every right and remedy herein conferred or now or hereafter existing at law, in equity, or by statute may be exercised separately or concurrently and in such order and as often as may be deemed reasonable by the Company.


ARTICLE VII.  MISCELLANEOUS.

         7.01 Further Assurance. From time to time, the Borrower will execute and deliver to the Company such additional documents and will provide such additional information as the Company may reasonably require to carry out the terms of this Agreement and be informed of the Borrower's status and affairs.

         7.02 Notices. Any notices, consents or information required or requested or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered in person or if sent by certified mail, postage prepaid, return receipt requested, or telegraph, as follows, unless such address is changed by written notice hereunder:

              (A)  If to the Borrower:

                       Marine Midland Bank, Trustee
                       Resource Bancshares Mortgage Group, Inc.
                       Employee Stock Ownership Trust
                       250 Park Avenue, 4th Floor
                       New York, NY 10177
                       Attention: Stephen J. Hartman, Jr.

              (B)  If to Company:

                       Resource Bancshares Mortgage Group, Inc.
                       7909 Parklane Road
                       Columbia, SC 29223
                       Attention: R. Michael Watson, Jr.

         7.03 Applicable Law, Venue. The substantive Laws of the State of New York shall govern the construction of this Agreement and the rights and remedies of the parties hereto, to the extent not pre-empted by ERISA.

         7.04 Assignment and Amendment. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Borrower has no right to assign any of its rights or obligations hereunder without the prior written consent of the Company. This Agreement, and the documents executed and delivered pursuant hereto and in connection herewith, constitute the entire




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agreement between the parties and may be amended only by a writing signed on behalf of each the Company (or its assigns) and the Borrower.

         7.05 Severability. If any provision of this Agreement shall be held invalid under any applicable Laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

         7.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         7.07 Non-Recourse. The Company and any subsequent holder of each ESOP Note shall have no recourse against the Borrower with respect to the Obligations, except to the extent of the Pledged Shares.

         7.08 Entire Agreement. This Agreement, each ESOP Note, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties and may be amended only by a writing signed on behalf of each party.

         7.09 ERISA Construction. Whenever possible, each provision of this Agreement and each ESOP Note shall be construed and interpreted in such manner as to be effective and valid under ERISA and the Code, and regulations issued thereunder, but if any provision of this Agreement or an ESOP Note shall be prohibited by, or invalid or unenforceable under such statutes or regulations, such provision shall be ineffective and unenforceable to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or that ESOP Note.

         7.10 Action Taken As Trustee. The Trustee has executed and delivered this Agreement and will execute and deliver each ESOP Note, not in its individual or corporate capacities, but solely as Trustee of the Borrower. The performance of this Agreement by the Trustee and any and all duties, obligations and liabilities of the Trustee hereunder will be effected by it only as Trustee. The Trustee does not undertake, nor shall have, any




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individual liability or obligation of any nature whatsoever by virtue of the execution and delivery of this Agreement or an ESOP Note, or the representations, covenants or warranties contained herein.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on May __, 1996.

                                      RESOURCE BANCSHARES MORTGAGE GROUP, INC.


                                      --------------------------------------
                                                      , Managing Director


                                      RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                                      EMPLOYEE STOCK OWNERSHIP TRUST

                                      MARINE MIDLAND BANK, TRUSTEE


                                      By:
                                          ----------------------------------
                                      Stephen J. Hartman, Jr., solely in his
                                      capacity as authorized signer for the
                                      Trustee of the Resource Bancshares
                                      Mortgage Group, Inc. Employee Stock
                                      Ownership Trust, and not in his individual
                                      capacity.



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